Exhibit 10(s)

SECRETARIAL CERTIFICATION OF
RESOLUTIONS ADOPTED BY THE
PERSONNEL COMMITTEE OF THE
BOARD OF DIRECTORS OF
TCF FINANCIAL CORPORATION
AND OF AN INDEPENDENT SUBCOMMITTEE THEREOF

May 3, 2002

Re:                             “De-leveraging” of Executive and Directors Deferred Compensation Plans.

Following discussion, and upon motion duly made, seconded and carried, the following resolutions were adopted:

WHEREAS, this Committee administers, and is authorized to amend, the TCF Financial Executive Deferred Compensation Plan (the “Executive Plan”), the TCF Directors Deferred Compensation Plan (the “Directors Plan”), and their related trusts (the “Trusts”);

WHEREAS, this Committee considers it advisable to amend the Executive Plan and the Directors Plan (collectively, the “Plans”) and their related Trust Agreements (the “Executive Trust Agreement” and the “Directors Trust Agreement,” respectively) to eliminate the provisions therein that permit the leveraging of investments for participants’ accounts;

WHEREAS, this Committee also considers it advisable to allow participants to prepay any loans that have been made to the Trusts on their behalf for the purpose of leveraging investments;

WHEREAS, approval of the sale or disposition of stock of TCF Financial Corporation (“TCF Stock”) that is held by the Trusts and/or related Plan interests under the Plans by a committee qualifying under SEC Rule 16b-3(c) (the “Independent Subcommittee”) is desirable in order that the transactions directed and authorized hereunder will qualify for exemption under such Rule; and

WHEREAS, said Independent Subcommittee consists of all of the members of this Committee, other than Mr. Strangis;

NOW, THEREFORE, it is hereby:

RESOLVED, that the Executive Plan is hereby amended by adding an additional sentence at the end of paragraph 10.c.(I) thereof, to read as follows:

“Notwithstanding the foregoing, new borrowings for the purposes described in this clause (I) shall not be permitted after May 2, 2002.”

FURTHER RESOLVED, that the Directors Plan is hereby amended by adding an additional sentence at the end of paragraph 3.d. thereof, to read as follows:

“Notwithstanding the foregoing, new borrowings for the purposes described in this subparagraph d. shall not be permitted after May 2, 2002.”

FURTHER RESOLVED, that the Executive Trust Agreement is hereby amended by adding an additional sentence at the end of Section 5.1(f) thereof, to read as follows:

“Notwithstanding the foregoing, new borrowings for the purpose of purchasing investments directed by a participant shall not be permitted after May 2, 2002.”

FURTHER RESOLVED, that the Directors Trust Agreement is hereby amended by adding an additional sentence at the end of Section 5(b) thereof, to read as follows:

“Notwithstanding the foregoing, new borrowings for the purpose of purchasing investments directed by a participant shall not be permitted after May 2, 2002.”

FURTHER RESOLVED, that the Independent Subcommittee hereby authorizes the prepayment of loans that have been made to the Trusts for the purpose of purchasing assets to fund benefits of participants, the sale or disposition of shares of TCF Stock held by the Trusts, and the deemed sale or disposition of corresponding derivative interests in such stock by Plan participants, all upon the following terms:

1.                                       Each participant on whose behalf a loan has been made will have a choice as to whether to prepay the loan.

2.                                       Prepayment of an electing participant’s loan will be made by liquidating a sufficient number of the shares of TCF Stock that are pledged as collateral for the loan and using the proceeds to repay the loan.

3                                          Shares of TCF Stock that are liquidated to prepay a loan shall be offered to TCF Financial Corporation for purchase under its stock repurchase program before they are sold in any other manner; however, TCF Financial Corporation will be under no obligation to purchase such stock.

4.                                       Subject to the foregoing, prepayment of a loan will be made as soon as administratively feasible following receipt by this Committee of a participant’s request.

5.                                       Shares of TCF Stock that have been pledged to secure a loan, and that are not required to repay the loan, shall be released from encumbrance and allocated to the participant’s account when the loan has been repaid, as provided in paragraph 10.c.(I) of the Executive Plan and in paragraph 3.d. of the Directors Plan.

                FURTHER RESOLVED, that The First National Bank in Sioux Falls, as Trustee under the Executive Trust Agreement and the Directors Trust Agreement (the “Trustee”), is hereby directed to take all actions and to execute all documents as directed to carry out the intent and purpose of these resolutions, and the Trustee shall be fully indemnified and held harmless by TCF Financial Corporation for any related loss to the Trustee, which shall include, without limitation, any adverse tax consequences and any liabilities, fines, costs or expenses arising under any securities law, banking law, or other law applicable with respect to such directions and such actions taken in good faith in reliance on, and in carrying out, any direction by this Committee or TCF Financial Corporation or their delegates related to or in connection with these resolutions; and

                FURTHER RESOLVED, that William A. Cooper, Gregory J. Pulles, and Neil W. Brown, or any one or more of them, are hereby authorized and directed to take all actions and to execute all documents on behalf of this Committee and TCF Financial Corporation as they or any of them shall determine to be necessary or advisable to carry out the intent and purpose of these resolutions.

I, Gregory J. Pulles, Secretary of TCF Financial Corporation, do hereby certify that the foregoing are true and correct copies of resolutions adopted by the Personnel Committee of the Board of Directors of TCF Financial Corporation, and an Independent Subcommittee thereof at a meeting held on May 3, 2002, and that such resolutions have not been modified or rescinded as of the date hereof.

(Corporate Seal)

Dated: June 25, 2002	/s/ Gregory J. Pulles
Gregory J. Pulles